EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C.

SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Abeona Therapeutics Inc. (the “Company”) on Form 10-K for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Steven H. Rouhandeh, Executive Chairman of the Company, and Christine Silverstein, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven H. Rouhandeh	/s/ Christine Silverstein
Steven H. Rouhandeh	Christine Silverstein
Executive Chairman	Chief Financial Officer
Principal Executive Officer	Principal Financial Officer

Dated: March 16, 2020	Dated: March 16, 2020